Exhibit 10.5
EMPLOYMENT AGREEMENT
This EMPLOYMENT

AGREEMENT (this

"Agreement") is

made and

entered into

as of
September

28,

2020

(the

"Effective

Date"),

between

U.S.

Century

Bank,

a

Florida-chartered
commercial bank (the "Bank" or the "Employer"), and Jalal "Jay" Shehadeh (the "Executive").
WITNESSETH
WHEREAS, the Executive

is presently the

Senior Vice

President and General

Counsel of
the Bank;
WHEREAS,

the

Employer

desires

to

be

ensured

of

the

Executive's

continued

active
participation in the business of the Employer; and
WHEREAS,

the

Executive

is

willing

to

serve

the

Bank

on

the

terns

and

conditions
hereinafter set forth.
NOW THEREFORE,

in consideration

of the

mutual agreements

herein contained,

and upon
the other terns and

conditions hereinafter provided, the

Employer and the Executive

hereby agree
as follows:
1. Definitions. The following words and terms shall have

the meanings set forth below for
the purposes of this Agreement:
(a)

Base Salary. "Base Salary" shall have the meaning set forth in Section3(a) hereof.
(b)

Cause.

Termination

of

the

Executive's

employment

for

"Cause"

shall

mean
termination because

of (i)

willful misconduct

(including but

not limited

to misappropriation

of a
material

Bank

business

opportunity,

material

violation

of

a

confidentiality

or

non-competition
obligation,

or

abuse of

drugs

or

alcohol

that

results

in

the

Executive being

materially

adversely
affected in the

performance of his

duties), or fraud

by the Executive; (ii)

conviction of (including
a

plea

of

guilty

or

nolo

contendere

to)

a

felony

which

has

a

material

effect

on

the

Bank

or

the
Executive's

performance

hereunder;

and

(iii)

the

failure

to

comply

with

any

material

obligation
imposed upon

the Executive

pursuant to

this Agreement;

provided, however,

that if

such failure
under clause (i) or (iii)

above is susceptible of cure, "Cause"

shall be deemed to exist

only after the
failure

has

remained

uncured

for

thirty

(30)

days

following

receipt

by

the

Executive

of

written
notice from the Bank of

the failure. Notwithstanding the foregoing,

if the Executive disagrees with
the

good

faith

determination

of

the

Bank

that

there

is

no

cure

after

the

3()-day

cure

period,

the
Executive may

request that

such determination

be submitted

to binding

arbitration in

accordance
with Section

20 hereof

(with each

party responsible

for its

own fees

and costs).

If the

Executive
makes such

a request

for arbitration,

the termination

of the

Executive shall

not become

effective
unless and until

it is upheld

by a final

decision issued through

such arbitration process;

provided,
that the Bank

shall have the

right, in its

sole discretion, to

relieve the

Executive of all

or any portion
of his

duties during

such arbitration

period pending

the arbitration

decision so

long as

the Bank
continues to pay and provide to the Executive

on a timely basis the compensation

and benefits that
it would otherwise owe to the Executive during such period under this Agreement.

(c) Change in Control
. "Change in

Control" shall mean

(except as provided

below) the
occurrence of an event described in (i), (ii), (iii) or (iv) below:
(i)

Any person or group (within the meaning of Sections 13(d) and 14(d) of the
Securities

Exchange

Act

of

1934,

as

amended

(the

"Exchange

Act")),

other

than

the

Bank,

an
affiliate of

the Bank

or a

trustee or other

fiduciary holding

securities under an

employee benefit
plan of the Bank or a corporation owned directly

or indirectly by the stockholders of the Bank in
substantially the same

proportions as their

ownership of stock

of the Bank,

becomes the beneficial
owner (within

the meaning

of Rule

13(d)(3) under

the Exchange

Act), directly

or indirectly

(which
shall

include

securities

issuable

upon

conversion,

exchange

or

otherwise)

of

securities
representing 50% or more of

the combined voting power

of the Bank's then outstanding

securities
entitled generally to vote for the election of directors;
(ii)

Consummation of an agreement to merge

or consolidate with another entity
(other

than

a

majority-controlled

subsidiary

of

the

Bank)

unless

the

Bank's

stockholders
immediately

before

the

merger

or

consolidation

own

more

than

50%

of

the

combined

voting
power of

the resulting

entity's voting

securities (giving

effect to

the conversion

or exchange

of
securities

issued

in

the

merger

consolidation

to

the

other

entity

that

are

convertible

or
exchangeable for voting securities) entitled generally to vote for the election of directors;
(iii)

Consummation of an

agreement (including, without

limitation, an agreement
of liquidation) to

sell or otherwise dispose

of all or substantially

all of the

business or assets of

the
Bank (or a subsidiary thereof); or
(iv)

Individuals who,

as of

the date

hereof, constitute

the Board

of Directors

of
the

Bank

(the

"Incumbent

Board")

cease

for

any

reason

to

constitute

at

least

a

majority

of

the
Board, provided that

any person becoming

a director subsequent

to the date hereof

whose election
or

nomination

for

election

by

the

stockholders

is

approved

by

a

vote

of

at

least

a

majority

of
directors

then

constituting

the

Incumbent

Board

shall

be,

for

purposes

of

this

Agreement,
considered as though such person were a member of the Incumbent Board.
Notwithstanding the

foregoing, no

event shall

constitute a

Change in

Control unless

such
event shall also

constitute a change in

control as defined

in Section 409A of

the Code, as

such term
is hereinafter defined.
(d)

Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.
(e)

Date

of

Termination.

"Date

of

Termination"

shall

mean

(i)

if

the

Executive's
employment is terminated for

Cause, the date on

which the Notice of

Termination is given, and (ii)
if the Executive's employment is terminated for any other

reason, the date specified in such Notice
of Termination.
(f)

Disability.

"Disability"

shall

mean

the

Executive

(i)

is

unable

to

engage

in

any
substantial gainful activity

by reason of

any medically determinable

physical or mental

impairment
which can be

expected to result

in death or

can be expected

to last for

a continuous period

of not
less

than

12

months,

or

(ii)

is,

by

reason

of

any

medically

determinable

physical

or

mental
impairment which

can be

expected to

result in

death or

can be

expected to

last for

a continuous
period of not

less than 12

months, receiving income

replacement benefits

for a period

of not less
than three months under an accident and health plan covering employees of the Employer.
(g)

Good

Reason.

Termination

by

the

Executive

of

the

Executive's

employment

for
"Good Reason" shall mean termination by the Executive based on:

(i)

any material

breach of

this Agreement

by the

Employer,

including without
limitation any of

the following: (A) a

material diminution in

the Executive's base compensation,
(B)

a

material

diminution

in

the

Executive's

authority,

duties

or

responsibilities,

or

(C)

any
requirement that

the Executive

report to

a corporate

officer or

employee of

the Bank

instead of
reporting directly to the President and Chief Executive Officer, other than from time to time with respect to specified matters, or
(ii)

change

in

excess

of

twenty-five

(25)

miles

in

the

geographic

location

at
which the Executive must perform his services under this Agreement;
provided, however,

that prior

to any

termination of

employment for

Good Reason,

the Executive
must first provide written notice to the Bank

within ninety (90) days of the initial

existence of the
condition, describing the existence of

such condition, and the

Bank shall thereafter have

the right
to remedy the

condition within thirty

(30) days of

the date the

Bank received the

notice from the
Executive. If

the Bank

remedies the

condition within

such thirty

(30) day

cure period,

then no

Good
Reason shall

be deemed

to exist

with respect to

such condition.

If the Bank

does not

remedy the
condition

within

such

thirty

(30)

day

cure

period,

then

the

Executive

may

deliver

a

Notice

of
Termination

for Good Reason at

any time within sixty

(60) days following the

expiration of such
cure period.
(h)

Notice of

Termination.

Any purported

termination

of the

Executive's employment
by the Employer for any

reason, including without limitation

for Cause, Disability or Retirement,
or

by

the

Executive

for

any

reason,

including

without

limitation

for

Good

Reason,

shall

be
communicated

by

a

"Notice

of

Termination"

to

the

other

party

hereto.

For

purposes

of

this
Agreement, a

"Notice of

Termination"

shall mean

a dated

notice which

(i) indicates

the specific
termination provision

in this

Agreement relied

upon,

(ii) sets

forth in

reasonable detail

the facts
and circumstances claimed to provide

a basis for termination of

the Executive's employment under
the provision so indicated, (iii) specifies a Date of Termination,

which shall be not less than thirty
(30) nor more

than ninety (90)

days after such

Notice of Te

rmination is

given, except in

the case
of the termination of the Executive's

employment for Cause, which shall be effective

immediately,
and (iv) is given in the manner specified in Section 1 1 hereof.
(i)

Retirement.

"Retirement"

shall

mean

the

Executive's

voluntary

or

involuntary
termination of employment,

as applicable, upon

reaching at

least age 65,

but shall

not include an
involuntary termination for Cause.
2. Te rm of Employment.
(a)

The

Bank

hereby

employs

the

Executive

as

Senior

Vice

President

and

General
Counsel and the Executive

hereby accepts said

employment and agrees to

render such services to
the Employer

on the

terms

and conditions

set forth

in this

Agreement. The

term of

employment
under this Agreement shall be for three years

beginning on the Effective Date

(the "Initial Tern").
Not less than sixty (60) days prior to the second annual anniversary of the Effective Date and each
annual anniversary thereafter,

the Board of Directors

of the Bank

shall consider and review

(with
appropriate

corporate

documentation

thereof,

and

after

taking

into

account

all

relevant

factors,
including

the

Executive's

performance

hereunder)

a

one-year

extension

of

the

tern

of

this
Agreement. If the Board of Directors approves such an extension, then the term of this Agreement shall be

so extended

as of

the relevant

annual anniversary

of the

Effective Date

unless the

Executive
gives written notice to

the Employer of the

Executive's election not

to extend the

term, with such
written notice

to be given

not less than

sixty (60)

days prior

to any such

relevant annual

anniversary
of the

Effective Date.

If the

Board of

Directors elects

not to

extend the

tern, it

shall give

written

notice of such decision to the Executive as soon as the

decision is made but in no case no less than
sixty (60) days

prior to any such

annual anniversary of the

Effective Date. If any

party gives timely
notice that the

term will not

be extended as

of any annual

anniversary of the

Effective Date,

then
this Agreement and the rights and obligations

provided herein shall terminate at the conclusion

of
its remaining term, except to the extent set forth in Section 7. References herein to the term of this
Agreement shall refer both to the Initial Term and successive terms.
(b)

During

the

term

of

this

Agreement,

the

Executive

shall

perform

such

executive
services for the Bank as may be consistent with his titles and from time to time assigned to him by
the Bank's Board of Directors and/or the President and Chief Executive Officer.
3.

Compensation and Benefits.
(a)

The Employer

shall compensate

and pay

the Executive

for his

services during

the
term of this

Agreement at a

minimum base salary

of $200,000 per

year ("Base Salary"),

which may
be increased from time to

time in such amounts as

may be determined by the

President and Chief
Executive Officer or the Board

of Directors of the Employer

and may not be decreased

without the
Executive's express written consent.
(b)

The

Bank

shall

pay

Executive

a

retention

bonus

(the

"Retention

Bonus")

in

the
amount of $150,000

in the first

payroll period following

August l, 2022;

provided, however,

that
in the event

that Executive

resigns Executive's

employment with

the Bank

without Good

Reason
or is terminated

by the Bank

for Cause prior

to August l,

2022, Executive shall

forfeit the Retention
Bonus in full.

The Bank

shall deduct

from the

Retention Bonus all

amounts required

to be deducted
or withheld under applicable law.
(c)

In addition to

his Base Salary,

the Executive shall

be entitled to

receive during the
term

of

this

Agreement

such

bonus

payments

("Bonus")

as

may

be

determined

by

the

Board

of
Directors of the Employer.
(d)

During the term

of this Agreement,

the Executive shall

be entitled to

participate in
and

receive

the

benefits

of

any

pension

or

other

retirement

benefit

plan,

profit

sharing,

stock
incentive,

or

other

plans,

benefits

and

privileges

given

to

employees

and

executives

of

the
Employer,

to

the

extent

commensurate

with

his

then

duties

and

responsibilities,

as

fixed

by

the
Board of Directors

of the

Bank. Notwithstanding anything

to the contrary

herein, for purposes

of
medical and dental insurance benefits offered to or provided by the Bank to the Executive, he will be treated

as if

he were

an Executive

Vice

President of

the Bank.

The Bank

shall not

make any
changes in such

plans, benefits or privileges

which would adversely affect the

Executive's rights or
benefits thereunder,

unless such

change occurs

pursuant to

a program

applicable to

all executive
officers

of

the

Employer

and

does

not

result

in

a

proportionately

greater

adverse

change

in

the
rights of or

benefits to

the Executive

as compared

with any other

executive officer of

the Employer.
Nothing paid to the Executive under any plan or arrangement presently in effect or made available
in the future

shall be deemed

to be in

lieu of the

salary payable

to the Executive

pursuant to Section
3(a) hereof.
(e)

During the term of this Agreement, the Executive shall be entitled to four (4) weeks
of paid annual vacation,

on a calendar basis, to

be taken at such

time or times agreed

upon by the
Executive and

the President

and Chief

Executive Officer. In

addition, the

Executive shall

be entitled
to

six

(6)

days

of

personal/sick

leave

per

calendar

year.

The

Executive

shall

not

be

entitled

to
receive any

additional compensation

from the

Employer for

failure to

take a

vacation or

use his
personal/sick leave, nor shall the Executive be able to accumulate unused vacation time or unused personal/sick leave from one year to the next, except to the extent authorized by the President and
Chief Executive Officer.

(f)

The

Board

of

Directors

will

grant

to

the

Executive

(pursuant

to

a

written

grant
agreement)

non-qualified

stock

options

to

purchase

one

hundred

and

fifty

thousand

(150,000)
shares of common

stock of the

Bank (the "Option

Grant"), with an

exercise price per

share equal
to the Fair

Market Value, as such term is defined in

the Bank's Amended and

Restated 2015 Equity
Incentive Plan (the "2015 Equity Incentive

Plan"), with such options to be designed

in a manner to
cause them to be exempt from Section 409A of the Internal Revenue Code under Section 1.409A-
1 (b)(5)(i)(A) of

the United States Department

of the Treasury Regulations. This

grant shall vest as
follows: options

covering 50,000

shares of

common stock

of the

Bank shall vest

on August

1, 2021;
options covering 50,000 shares of common stock of the Bank shall vest on August 1,
2022; and

options covering

50,000 shares

of common

stock of

the Bank

shall vest

on August

1,
2023. Options may be exercised after

they become vested and prior to

the expiration of the term of
the options, provided such exercise does not constitute

an "ownership change" for the Bank within
the meaning

of Section

382 of

the Code.

In addition

to the

other vesting

dates/events set forth

in
such grant, such Option Grant shall provide

for accelerated vesting upon a Change in Control. The
other terms of the Option Grant award shall comply with the Bank's 2015 Equity Incentive Plan.
(g)

Executive

shall

receive

an

automobile

allowance

at

the

rate

of

$750

per

month
during

the

term

of

this

Agreement.

This

transportation

allowance

will

serve

to

cover

all
transportation

expenses

of

Executive

in

the

South

Florida

area

including,

but

not

limited

to,
transportation, gas and car maintenance.
4.
Expenses. The Employer shall

reimburse the Executive or

otherwise provide for or
pay for all

reasonable expenses incurred

by the Executive

in furtherance of

or in connection

with
the

business

of

the

Employer,

including,

but

not

by

way

of

limitation,

travel

expenses,

and

all
reasonable entertainment expenses,

subject to such

reasonable documentation and

other limitations
as may be established by the Board of

Directors of the Bank. If such expenses

are paid in the first
instance

by

the

Executive,

the

Employer

shall

reimburse

the

Executive

therefor.

Such
reimbursement shall be paid promptly by the

Bank and in any event no

later than March 15
th
of the
year immediately following the year in which such expenses were incurred.
5.

Termination.
(a)

The Employer shall have the right, at any time upon prior Notice of Termination, to terminate

the

Executive's

employment

hereunder

for

any

reason,

including,

without

limitation,
termination for Cause, Disability or Retirement, and the Executive shall have the right, upon prior
Notice of Termination, to terminate his employment hereunder for any reason.
(b)

In the event

that (i) the

Executive's employment is

terminated by the

Employer for
Cause

or

(ii)

the

Executive

terminates

his

employment

hereunder

other

than

for

Disability,
Retirement, death or

Good Reason,

the Executive

shall have

no right

pursuant to

this Agreement
to compensation or other benefits for any period after the applicable Date of Termination.
(c)

In the event

that the Executive's

employment is terminated

as a result

of Disability
or Retirement,

the Executive

shall have

no right

pursuant to

this Agreement

to compensation

or
other benefits for any period after the applicable Date of Termination.
(d)

In the event

that the Executive's

employment is

terminated due to

death during

the
term

of

this

Agreement,

the

Executive

shall

have

no

right

pursuant

to

this

Agreement

for
compensation or

other benefits

for any

period after

the applicable

Date of

Termination

except to
pay to the

Executive's designated beneficiary

(or estate or

his personal representative,

as the case
may

be,

if

no

beneficiary

has

been

designated)

(i)

that

portion,

if

any,

of

the

Base

Salary

that

remains unpaid for the

period prior to the

date of his death,

(ii) the pro rata

portion of the Retention
Bonus earned as of the

Date of Termination to the extent not yet fully

vested and paid prior thereto
and (iii) a lump sum cash payment equal to

one-half (1/2) of the Executive's Base Salary,

plus the
continuation

of

medical

and

dental

benefits

for

his

then

spouse

and/or

dependents at

the

Bank's
expense for a

period of six

(6) months after

the date of

his death. Upon

the Executive's death,

he
shall vest in

any outstanding unvested

options granted under

the Option Award pursuant to Section
3(f) (and the terms of the awards granted under Section 3(f) shall so provide).
(e)

In

the

event

that

prior

to

a

Change

in

Control

the

Executive's

employment

is
terminated by

(i) the

Employer for

other than

Cause, Disability, Retirement or

the Executive's

death
during the

term of

this Agreement

or (ii)

the Executive

for Good

Reason during

the term

of this
Agreement, then

the Employer

shall, in

consideration of

the Executive's

agreements in

Section 7
below and subject

to the provisions

of Sections 5(g),

5(h), 6, 18

and 19 hereof,

if applicable, pay
to the Executive

a cash severance

amount equal

to the aggregate

of (A) 50%

of the

Executive's then
current annual Base Salary,

(B) the pro

rata portion of

the Retention Bonus

earned as of the

Date
of Termination to the extent not yet fully vested and paid prior thereto and (C)

the amount accrued
with respect to the Bonus for the year in which the termination occurs (the "Severance Payment").
The Severance Payment shall be

paid in two installments. The first

payment consisting of 50% of
the Severance Payment will be paid in

a lump sum thirty (30) days following

the later of the Date
of Termination

or the expiration of

the revocation period provided

for in the general release

to be
executed by

the Executive

pursuant to

Section 5(g)

below with

the remaining

50% of

the Severance
Payment to be paid in a

lump sum within ten (10) days

after the expiration of the Restricted

Period
as

set

forth

in

Section

hereof.

In

addition,

the

Executive

shall

receive

continued

medical

and
dental benefits as provided

by the Bank from

time to time for

its employees, at the

Bank's expense,
for

the

period

of

time

equal

to

the

shorter

of

one

(1)

year

or

the

maximum

period

of

COBRA
continuation

coverage

provided

under

Section

4980B(f)

of

the

Code

(with

such

coverage

to

be
treated

as

COBRA

coverage).

With

respect

to

the

Bank's

payment

of

Executive's

COBRA
expenses, the Bank will pay to

the Executive an additional amount

such that after payment by the
Executive of all applicable local,

state and federal income

and payroll taxes imposed

on him with
respect to

such additional

amount, the

Executive retains

an amount

equal to

all applicable

local,
state

and

federal

income

and

payroll

taxes

imposed

upon

him

with

respect

to

such

COBRA
payments. Such payment shall

be made on or

before March 15
th
following the close of

the calendar
year in

which the

COBRA payments

were made.

Except as

provided herein,

the Severance

Payment
shall be

in lieu

of, and

not in

addition to,

any Base Salary

or other

compensation or

benefits that
would

have

been

paid

under

Sections

3(a),

3(b),

3(c),

3(d)

and

3(e)

above

in

the

absence

of

a
termination of employment,

and the Executive shall

have no rights

pursuant to this

Agreement to
any Base Salary or other benefits for any period after the applicable Date of Termination.
(D In

the event

that concurrently

with or

within twelve

(12) months

subsequent to

a Change
in

Control

the

Executive's

employment

is

terminated

by

(i)

the

Employer

for

other

than

Cause,
Disability,

Retirement

or

the

Executive's

death

during

the

term

of

this

Agreement

or

(ii)

the
Executive

for

Good

Reason

during

the

term

of

this

Agreement,

then

the

Employer

shall,

in
consideration of

the Executive's

agreements in

Section

7 below

and subject

to the

provisions of
Sections 5(g),

5(h), 6,

18 and

19 hereof,

if applicable,

pay to

the Executive

a cash

severance amount
equal to the aggregate

of (A) one (1) times

the Executive's then current annual

Base Salary and (B)
the full amount

of the Retention

Bonus to the

extent the Retention

Bonus has not yet

fully vested
and

been

paid

prior

to

the

Date

of

Termination

(the

"Enhanced

Severance

Payment").

The
Enhanced Severance

Payment

shall be

paid in

two installments.

The first

payment consisting

of
50% of the Enhanced

Severance Payment will be

paid in a lump

sum thirty (30) days

following the
later

of

the

Date

of

Termination

or

the

expiration

of

the

revocation

period

provided

for

in

the
general release to be executed by the Executive pursuant to

Section 5(g) below with the remaining
50% of the Enhanced

Severance Payment to

be paid in

a lump sum

within ten (10)

days after the

expiration of the Restricted Period as set forth in Section 7 hereof. In addition, the Executive shall receive continued

medical and

dental benefits

as provided

by the

Bank from

time to

time for

its
employees, at

the Bank's

expense, for

the period

of time

equal to

the shorter

of eighteen

(18) months
or the maximum period of COBRA continuation coverage provided under Section 4980B(f) of the
Code (with such coverage to be treated as COBRA coverage). With respect to the Bank's payment of Executive's

COBRA expenses,

the Bank

will pay

to the

Executive an

additional amount

such
that after

payment by

the Executive

of all

applicable local,

state and

federal income

and payroll
taxes

imposed

on

him

with

respect

to

such

additional

amount,

the

Executive

retains

an

amount
equal to

all applicable

local,

state and

federal

income and

payroll taxes

imposed

upon him

with
respect to such COBRA payments.

Such payment shall be made

on or before March 15
th
following
the

close

of

the

calendar

year

in

which

the

COBRA

payments

were

made.

Except

as

provided
herein, the Enhanced

Severance Payment shall

be in lieu of,

and not in addition

to, any Base

Salary
or other compensation

or benefits that

would have been

paid under Sections

3(a), 3(b), 3(c),

3(d)
and 3(e)

above in

the absence

of a

termination of

employment, and

the Executive

shall have

no
rights

pursuant

to

this

Agreement

to

any

Base

Salary

or

other

benefits

for

any

period

after

the
applicable Date of Termination.
(g)

The Executive's right to receive the severance benefits set forth in Sections 5(e) and
5(f) above shall be conditioned upon the Executive's execution of a general release which releases the Employer and their directors,

officers and employees

from any claims

that the Executive may
have under various laws and regulations and the expiration of any right the Executive may have to
revoke such

general release,

with such

revocation right

not being

exercised. If

either the

time period
for paying the severance set forth in Sections 5(e) or 5(f), as applicable, or the time period that the
Executive has

to consider

the terns

of the

general release

(including any

revocation period

under
such release) commences

in one calendar year

and ends in

the succeeding calendar

year, then

the
severance payment set forth in

Sections 5(e) or 5(f), as

applicable, above shall not be

paid until the
succeeding calendar year.
(h)

If,

prior

to

the

Executive's

receipt

of

the

Severance

Payment

or

the

Enhanced
Severance Payment set forth

in Sections 5(e)

or 5(f), as applicable,

respectively,

above due to his
termination of employment (including termination for Good Reason) and at such time the Bank is
deemed to be in 'troubled condition" as defined in 12 C.F.R. 5303.101 (c), it is determined that the
Executive (i) committed

any fraudulent act

or omission, breach

of trust or

fiduciary duty, or insider
abuse with regard to the Employer that has had or is likely to have a material adverse effect on the
Employer, (ii) is

substantially responsible for the

insolvency of, the

appointment of a conservator
or receiver

for,

or the

troubled condition,

as defined

by applicable

regulations of

the appropriate
federal banking

agency, of the Employer,

(iii) has

materially violated

any applicable

federal or

state
banking law

or regulation

that has

had or

is likely

to have

a material

adverse effect

on the

Employer,
or (iv) has

violated or conspired

to violate Sections

215, 656, 657,

1005, 1006, 1007,

1014, 1302
or 1344

of Title

18 of

the United

State code,

or Sections

1341 or

1343 of

Title

18 affecting

the
Bank, then the Severance

Payment or the Enhanced

Severance Payment, as applicable,

shall not be
provided to the

Executive. If it is

determined after the Executive

receives the Severance

Payment
or the Enhanced

Severance Payment, as

applicable, that any

of the matters

set forth in

clauses (i)
through (iv) of this Section 5(h) are applicable to the Executive, then the Executive shall promptly
(and in

any event

within ten

(10) business

days following

written notice

to the

Executive) return
an amount equal to the Severance Payment

or the Enhanced Severance Payment, as applicable,

to
the Employer in immediately available funds.
6.
Limitation

of

Benefits

under

Certain

Circumstances.

If

the

payment

pursuant

to
Section hereof, either alone or together with other payments and benefits which the Executive has
the

right

to

receive

from

the

Employer,

would

constitute

a

"parachute

payment"

under

Section
280G of the Code, then the amount payable by the Employer pursuant to Section 5(d) hereof shall be reduced by the minimum amount necessary

to result in no portion of the amount payable

by the
Employer under

Section 5(f)

being non-deductible

to the

Employer pursuant

to Section

280G of
the Code and subject to

the excise tax imposed under

Section 4999 of the Code.

The determination
of any reduction in the

amount payable pursuant to Section 5(d)

shall be based upon the opinion

of
independent

tax

counsel

selected

by

the

Employer

and

paid

for

by

the

Employer.

Such

counsel
shall promptly prepare

the foregoing opinion, but

in no event

later than ten (10)

days from the

Date
of Termination,

and may use such

actuaries as such counsel

deems necessary or advisable

for the
purpose. Nothing contained herein shall result in a reduction of any payments or benefits to which the Executive

may be entitled

upon termination of

employment under any

circumstances other than
as specified in this Section 6, or a reduction in the payment specified in Section 5(f) below zero.
7.

Restrictive Covenants
(a)
Trade Secrets.

The Executive

acknowledges that

he has

had, and

will have,

access
to

confidential

information

of

the

Bank

(including,

but

not

limited

to,

current

and

prospective
confidential

know-how,

customer

lists,

marketing

plans,

business

plans,

financial

and

pricing
information, and information regarding

acquisitions, mergers and/or joint

ventures) concerning the
business, customers,

contacts, prospects,

and assets

of the

Bank that

is unique,

valuable and

not
generally known outside the Bank, and that was

obtained from the Bank or which was

learned as a
result of

the

performance

of services

by the

Executive on

behalf of

the

Bank ("Trade

Secrets").
Trade Secrets

shall not include any

information that: (i) is

now, or

hereafter becomes, through no
act or failure

to act on

the part of

the Executive that constitutes

a breach of

this Section 7, generally
known or available

to the public;

(ii) is known

to the Executive

at the time

such information was
obtained

from

the

Bank;

(iii)

is

hereafter

furnished

without

restriction

on

disclosure

to

the
Executive by

a

third

party,

other

than

an

employee or

agent

of

the

Bank,

who

is

not

under

any
obligation of confidentiality to the Bank or an Affiliate; (iv) is disclosed with the written approval of

the

Bank;

or

(v)

is

required

to

be

disclosed

or

provided

by

law,

court

order,

order

of

any
regulatory agency

having jurisdiction or

similar compulsion,

including pursuant

to or in

connection
with any

legal proceeding

involving the

parties hereto;

provided however, that

such disclosure

shall
be

limited

to

the

extent

so

required

or

compelled;

and

provided

further,

however,

that

if

the
Executive is

required to

disclose such

confidential information,

he shall

give the

Bank notice

of
such

disclosure

and

cooperate

in

seeking

suitable

protections.

Other

than

in

the

course

of
performing services

for

the

Bank, the

Executive

will

not, at

any time,

directly or

indirectly use,
divulge, furnish or

make accessible to

any person any

Trade Secrets, but instead

will keep all

Trade
Secrets strictly and

absolutely confidential. The Executive

will deliver promptly to

the Bank, at

the
termination of

his employment

or at

any other

time at

the request

of the

Employer, without retaining
any copies,

all documents

and other

materials in

his possession

relating, directly

or indirectly,

to
any Trade Secrets.
(b)
Non-Competition. If

the Executive's

employment is

terminated during

the term

of
this Agreement for Cause or

without Cause, before or after

a Change in Control, or

the Executive
terminates his employment

hereunder other than for

Disability during the

term of the Agreement,
then for a period of twelve (12)

months after termination of employment (the "Restricted Period"), the Executive

will

not, directly

or indirectly,

(i) become

a director,

officer,

employee, principal,
agent, shareholder, consultant or independent contractor

of any insured depository institution,

trust
company or parent

holding company of

any such institution

or company or

other entity engaging
in the banking business which has an office in the State of Florida ("Competing Business"); (ii) as
agent

or

principal,

carrying

on

or

engaging

in

any

activities

or

negotiations

with

respect

to

the
acquisition

or

disposition

of

a

Competing

Business;

(iii)

extending

credit

for

the

purpose

of
establishing or operating a

Competing Business; (iv) lending

or allowing the Executive's

name or
reputation to

be used

in a

Competing Business;

and (v)

otherwise allowing

the Executive's

skill,
knowledge

or

experience

to

be

used

in

a

Competing

Business.

Notwithstanding

the

foregoing,

nothing

in

this

Agreement

shall

prevent

the

Executive

from

owning

for

passive

investment
purposes not

intended to

circumvent this

Agreement, less

than five

percent

(5%) of

the publicly
traded voting

securities of

any company

engaged in

the banking,

financial services

or other

business
similar to

or competitive

with the

Employer (so

long as

the Executive

has no

power to

manage,
operate,

advise,

consult

with

or

control

the

competing

enterprise

and

no

power,

alone

or

in
conjunction with

other affiliated

parties, to

select a

director,

manager,

general partner,

or similar
governing

official

of

the

competing

enterprise

other

than

in

connection

with

the

normal

and
customary

voting

powers

afforded

the

Executive

in

connection

with

any

permissible

equity
ownership).
(c)
Non-Solicitation

of

Employees.

During

the

Restricted

Period,

without

the

written
consent of

the Bank, the

Executive shall

not, directly or

indirectly, solicit, induce or

hire, or

attempt
to solicit,

induce or

hire, any

current employee

of the

Employer,

or any

individual who

becomes
an employee

during the

Restricted Period,

to leave

his or

her employment

with the

Employer or
join

or

become

affiliated

with

any

other

business

or

entity,

or

in

any

way

interfere

with

the
employment relationship between any employee and the Employer.
(d)
Non-Solicitation

of

Customers.

During

the

Restricted

Period,

without

the

written
consent of the Bank, the

Executive shall not, directly

or indirectly,

solicit or induce, or

attempt to
solicit

or

induce,

any

customer,

any

person

being

then

solicited

by

the

Bank

to

be

a

customer,
lender,

supplier,

licensee,

licensor

or

other

business

relation

of

the

Employer

to

terminate

its
relationship or

contract with

the Employer,

to cease

doing business

with the Employer,

or in

any
way

interfere

with

the

relationship

between

any

such

customer,

lender,

supplier,

licensee

or
business relation

and the

Employer

(including making

any negative

or derogatory

statements

or
communications concerning the Employer or its directors, officers or employees).
(e)

Intellectual

Property.

Executive

will

disclose

to

Employer

all

work,

products
including ideas,

inventions, literary

property,

music, lyrics,

scripts, themes,

slogans, titles,

copy,
art and

any other

relevant material

which could

reasonably be

used by

Employer or

any of

its clients
(herein collectively

called "Intellectual

Property") which

he may

create any

time during

the term
of employment, whether created

during or after working

hours. Employer and Executive

agree that
all

Intellectual

Property

shall

be

deemed

to

be

"works

made

for

hire"

and

the

sole

property

of
Employer.

Executive

agrees

to

execute

and

deliver

all

documents

which

Employer

may

deem
necessary or advisable

in order to confirm

such ownership or to

register Intellectual Property

in the
name of Employer or any of its clients in the United States and all foreign countries.
(f)

Non-Disparagement.

The

Executive

agrees

that

he

shall

not

make,

or

cause

to

be
made, any disparaging or critical

remarks, comments or statements about

or against the Bank or

its
subsidiaries or affiliates

or any director,

officer,

employee or customer of

any such entities at any
time in

the future,

except

for any

statements by

him

made pursuant

to lawful

subpoena or

legal
process. Executive acknowledges that the Employer's reputation and image in the market is one of
its principal assets and that Employer has expended substantial time, effort and money in building this reputation and image and that, accordingly,

any action or comment by the Executive which

is
damaging to

or in

any way

diminishes such

image or

reputation will

cause Employer

irreparable
injury.
(g)

Irreparable Harm. The Executive acknowledges that: (i) the Executive's compliance
with Section 7 of this Agreement is necessary to preserve and protect the proprietary rights, Trade
Secrets, and the goodwill of

the Employer as a going concern,

and (ii) any failure by

the Executive
to comply with the

provisions of this Agreement

will result in irreparable

and continuing injury for
which there will be

no adequate remedy at

law. In the event that the Executive

fails to comply with

the terms and conditions

of this Agreement, the

obligations of the

Employer to pay the

severance
benefits set

forth in

Section 5

shall cease,

and the

Employer will

be entitled,

in addition

to other
relief that may be proper, to all types of equitable relief (including, but not limited to, the issuance of an

injunction and/or

temporary restraining

order and

the recoupment

of any

severance previously
paid) that

may be

necessary to

cause the

Executive to

comply with

this Agreement,

to restore

to
the Employer their property, and to make the Employer whole.
(h)
Survival
. The provisions set

forth in this Section 7

shall survive the termination of
this Agreement.
(i)

Scope Limitations. If the scope, period

of time or area of restriction specified in this
Section 7

are or

would be

judged to

be unreasonable

in any

court proceeding,

then the

period of
time, scope

or area

of restriction

will be

reduced or

limited in

the manner

and to

the extent

necessary
to make the restriction

reasonable, so that the

restriction may be enforced

in those areas, during the
period of time and in the scope that are or would be judged to be reasonable.
8.

Mitigation; Exclusivity of Benefits.
(a)

The Executive

shall not be

required to

mitigate the amount

of any

benefits hereunder
by seeking other

employment or otherwise,

nor shall the

amount of any

such benefits be

reduced
by any compensation earned

by the Executive as

a result of employment by

another employer after
the Date of Termination or otherwise.
(b)

The specific

arrangements referred

to herein

are not

intended to

exclude any

other
benefits

which

may

be

available

to

the

Executive

upon

a

termination

of

employment

with

the
Employer pursuant to employee benefit plans of the Employer or otherwise.
9.
Withholding.

All payments

required to

be made

by the

Employer hereunder

to the
Executive

shall

be

subject

to

the

withholding

of

such

amounts,

if

any,

relating

to

tax

and

other
payroll deductions as the Employer may reasonably determine should be withheld pursuant to any applicable law or regulation.
10.
Assignability.

The Bank

may assign

this Agreement

and its

rights and

obligations
hereunder in whole, but not in part, to any corporation, bank or other entity with or into which the
Bank may hereafter merge or consolidate or to which the Bank may transfer all or substantially all
of its assets, if in

any such case said corporation,

bank or other entity shall

by operation of law or
expressly in

writing assume

all obligations

of

the

Employer hereunder

as

fully

as if

it

had been
originally made

a

party

hereto, but

may

not

otherwise

assign this

Agreement

or their

rights and
obligations hereunder.

The Executive

may not

assign or

transfer this

Agreement or

any rights

or
obligations hereunder.
11.
Notice. For

the purposes

of this

Agreement, notices

and all

other communications
provided for

in this

Agreement shall

be in

writing and

shall be

deemed to

have been

duly given
when delivered or mailed by certified or registered mail, return receipt requested,

postage prepaid,
addressed to the respective addresses set forth below:

To the Bank:

President and Chief Executive Officer
U.S. Century Bank
2301 N.W.

87
th
Avenue Doral,
Florida 33172

To the Executive:

Jalal "Jay" Shehadeh
At

the

address

last

appearing

on

the
personnel records of the Employer
12.
Amendment; Waiver.

No provisions of this Agreement may be modified, waived or
discharged

unless

such

waiver,

modification

or

discharge

is

agreed

to

in

writing

signed

by

the
Executive and such officer or officers as may be specifically designated by the Board of Directors of the Employer

to sign on

their behalf. No

waiver by any

party hereto at

any time of

any breach
by any other party hereto

of, or compliance with, any

condition or provision of this

Agreement to
be performed by

such other party

shall be deemed

a waiver of

similar or

dissimilar provisions

or
conditions at the same or at any prior or subsequent time.
13.
Governing Law.

The validity,

interpretation, construction

and performance

of this
Agreement shall be governed

by the laws

of the United States

where applicable and otherwise

by
the substantive laws of the State of Florida.
14.
Nature of

Obligations. Nothing

contained herein

shall create

or require

the Employer
to create a

trust of any

kind to fund any

benefits which may be

payable hereunder, and to the

extent
that the

Executive acquires

a right

to receive

benefits from

the Employer

hereunder, such right

shall
be no greater than the right of any unsecured general creditor of the Employer.
15.
Headings.

The

section

headings

contained

in

this

Agreement

are

for

reference
purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
16.
Validity.

The invalidity or unenforceability

of any provision of

this Agreement shall
not

affect

the

validity

or

enforceability

of

any

other

provisions

of

this

Agreement,

which

shall
remain in full force and effect.
17.
Counterparts. This

Agreement may

be executed

in one

or more

counterparts, each
of which

shall be

deemed to

be an

original but

all of

which together

will

constitute one

and the
same instrument.
18.
Regulatory

Actions.

The

following

provisions

shall

be

applicable

to

the

parties
hereto or

any successor

thereto, and

shall be

controlling in

the event

of a

conflict with

any other
provision of this Agreement, including without limitation Section 5 hereof.
If

the

Executive

is

suspended

from

office

and/or

temporarily

prohibited

from
participating in the conduct of the Bank's

affairs pursuant to notice served under Section 8(e)(3)

or
Section

of

the

Federal Deposit

Insurance Act

U.S.C.

and

1818(g)(1)),
the Bank's

obligations under

this Agreement

shall be

suspended as

of the

date of

service, unless
stayed by appropriate proceedings. If

the charges in the notice are

dismissed, the Bank will: (i)

pay
the Executive all or part of

the compensation withheld while its

obligations under this Agreement
were suspended,

and (ii)

reinstate (in

whole or

in part)

any of

its obligations

which were

suspended.
(b)

If

the

Executive

is

removed

from

office

and/or

permanently

prohibited

from
participating in

the conduct

of the

Bank's affairs by

an order

issued under

Section 8(e)(4)

or Section
8(g)(1)

of

the

FDIA

(12

U.S.C.

1818(e)(4)

and

(g)(l)),

all

obligations

of

the

Bank

under

this
Agreement shall terminate

as of the

effective date

of the order,

but vested rights

of the Executive
and the Bank as of the date of termination shall not be affected.

If the Bank is

in default, as

defined in Section

3(x)(1) of the

FDIA (12 U.S.C.
all obligations

under this Agreement

shall terminate as

of the date

of default,

but vested rights

of
the Executive and the Bank as of the date of termination shall not be affected.
19. Regulatory Prohibition.

Notwithstanding any other

provision of this

Agreement to the
contrary, any payments made

to the

Executive pursuant

to this

Agreement, or

otherwise, are

subject
to and

conditioned upon

their compliance

with Section

18(k) of

the FDIA

(12 U.S.C.

S1828(k))
and 12 C.F.R. Part 359.
20, Arbitration. Any

controversy or claim

arising out ofor relating

to this Agreement,

or the
breach thereof, shall be settled by arbitration

before a single arbitrator in accordance with

the rules
then

existing

under

the

Employment

Dispute

Resolution

Rules

of

the

American

Arbitration
Association ("AAA") conducted

at the district

office of the

AAA located nearest

to the home

office
of the

Bank, and

judgment upon

the award

rendered may

be entered

in any court

having jurisdiction
thereof, except to the extent

that the parties may

otherwise reach a mutual settlement

of such issue.
Each party to the arbitration shall bear its own expenses.
21.

Entire

Agreement.

This

Agreement

embodies

the

entire

agreement

between

the
Employer

and

the

Executive

with

respect

to

the

matters

agreed

to

herein.

All

prior

agreements
between the

Employer and

the Executive

with respect

to the

matters agreed

to herein

are hereby
superseded and shall have no force or effect.
Signature page follows.]

IN WITNESS

WHEREOF,

this Agreement

has been

executed as

of the

date first

written
above.